Exhibit 99.1

FOR IMMEDIATE RELEASE

TETRA TECHNOLOGIES, INC.
ANNOUNCES 2011 EARNINGS GUIDANCE AND
PRELIMINARY FOURTH QUARTER 2010 RESULTS
PRESS RELEASE AND CONFERENCE CALL SCHEDULE

January 25, 2011 (The Woodlands, Texas), TETRA Technologies, Inc. (TETRA or the Company) (NYSE:TTI) expects to release 2011 earnings guidance and a preliminary estimate of fourth quarter 2010 results on Friday, February 11, 2011, and will host a conference call at 10:30 a.m. ET on that day to discuss the earnings guidance and the preliminary estimated results. Stuart M. Brightman, President and CEO, and Joseph M. Abell, Senior Vice President and CFO, will host the call.

Estimated results for the fourth quarter of 2010 are expected to include non-cash, pretax impairment charges related to the Company’s revised assessment of the carrying value of its Lake Charles, Louisiana calcium chloride manufacturing facility and its decision to divest the Epic Diver, a dynamically positioned dive support vessel that is no longer strategic to its future operating plans due, in part, to the extension of its charter on the Adams Challenge, a modern dive support vessel that has been under lease and utilized in Company operations for the past year. In addition, the Company expects to significantly increase certain of the asset retirement obligations related to the oil and gas properties held by its subsidiary, Maritech Resources, Inc. These increases in the asset retirement obligations are expected to result in significant impairments of the associated properties as well as other charges to Maritech’s fourth quarter 2010 results.

The phone number for the February 11 call is 800/860-2442. The call will also be available by live audio webcast and may be accessed through the Company website at tetratec.com. The press release will be available on the Company website prior to the conference call. A replay of the call will be available at 877/344-7529 conference number 447744, for one week following the call, and the archived webcast will be available through the Company website for thirty days following the event.

TETRA is a geographically diversified  oil and gas services company focused on completion fluids and other products, production testing, wellhead compression, and selected offshore services including well plugging and abandonment, decommissioning, and diving, with a concentrated domestic exploration and production business.

This press release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that the Company intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning the timing, and potential impact of impairment charges on 2010 results, financial guidance, estimated earnings, earnings per share, and statements regarding the Company’s beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the section titled “Certain Business Risks” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

Contact:

TETRA Technologies, Inc., The Woodlands, Texas
Stuart M. Brightman, 281/367-1983
Fax: 281/364-4346
www.tetratec.com

###